SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 30, 1997


                        JAYHAWK ACCEPTANCE CORPORATION
            (Exact name of registrant as specified in its charter)


            TEXAS                 0-26410              75-2486444
(State of other jurisdiction    (Commission         (IRS Employer
      of incorporation)         File Number)  Identification No.)


           BRYAN TOWER
        2001 BRYAN STREET
             SUITE 600                          75201
            DALLAS, TEXAS                  (ZIP Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code (214) 754-1000

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ITEM  5.    OTHER  EVENTS

     Reference is made to the press release issued to the public by the Registrant on June 30, 1997, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     Exhibits

     99.1          Text  of  Press  Release  dated  June  30,  1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JAYHAWK  ACCEPTANCE  CORPORATION



Date:      July  1,  1997      By: /s/ JACK T. SMITH
                                   -----------------
                                   Jack  T.  Smith
                                   President  and  Chief  Operating  Officer